UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 10, 2019

READY CAPITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35808	90-0729143
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 Avenue of the Americas,

50th Floor

New York, NY 10020

(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (212) 257-4600

1140 Avenue of the Americas,
7th Floor

New York, NY 10036

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RC	New York Stock Exchange
7.00% Convertible Senior Notes due 2023	RCA	New York Stock Exchange
6.50% Senior Notes due 2021	RCP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting of Stockholders (the “Annual Meeting”) of Ready Capital Corporation (the “Company”) was held on July 10, 2019, at which 36,577,571 shares of the Company’s common stock were represented in person or by proxy representing approximately 82.03% of the issued and outstanding shares of the Company’s common stock entitled to vote.

(b) At the Annual Meeting, the Company’s stockholders (i) elected the seven directors below to serve on the Company’s board of directors until the Company’s 2020 annual meeting of stockholders and until their respective successors are duly elected and qualify; (ii) ratified the appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; (iii) approved, on an advisory basis, the compensation of the Company’s named executive officers: and (iv) approved, on an advisory basis, a frequency of one year for future stockholder advisory votes on compensation of the Company’s named executive officers. The proposals are described in detail in the Company’s 2019 Proxy Statement. The final results for the votes regarding each proposal are set forth below.

(i) The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas E. Capasse	26,711,209	149,975	9,716,387
Jack J. Ross	26,654,263	206,921	9,716,387
Frank P. Filipps	26,709,814	151,370	9,716,387
David L. Holman	22,454,048	4,407,163	9,716,360
Gilbert E. Nathan	26,554,139	307,045	9,716,387
J. Mitchell Reese	22,427,470	4,433,741	9,716,360
Todd E. Sinai	21,166,946	5,694,265	9,716,360

(ii) The voting results with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
36,358,445	49,160	169,965	0

(iii) The voting results with respect to the approval, on an advisory basis, of the compensation of the Company’s named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
23,971,935	2,026,533	862,715	9,716,388

(iv) The voting results with respect to the approval, on an advisory basis, of the frequency of future stockholder advisory votes on compensation of the Company’s named executive officers were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,148,946	77,599	348,390	285,707	9,716,389

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ready Capital Corporation

	By:	/s/ Andrew Ahlborn
	Name:	Andrew Ahlborn
	Title:	Chief Financial Officer

Dated: July 16, 2019